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                                                                    Exhibit 99

                     MONTHLY SERVICERS CERTIFICATE
                       SERVICER: NATIONSBANK, N.A.
                   NATIONSBANK AUTO OWNER TRUST 1996-A





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Collection Period		                                        					September 1997
Determination Date					                                              		10/7/97
Deposit Date					                                                   		10/14/97
Distribution Date					                                              		10/15/97


Pool Balance
Pool Balance on the close of the last day of the preceding
 Collection Period	                         						            1,168,943,588.18
Less:	Collections and Liquidation Proceeds allocable to
        Principal			                           			               56,295,599.62
     	Purchase Amount allocable to Principal					                        	0.00
     	Realized Losses				                     		                  1,896,735.60
                                                             -----------------
Pool Balance on the close of the last day of the Collection
  Period			                                  				             1,110,751,252.96
Collections allocable to Principal received from Collection
  Period up to and including the Second Business Day
  immediately preceding the Current Determination Date		          6,790,717.09
                                                             -----------------
Pool Balance as of the Second Business Day immediately
  preceding the Current Determination Date 							            1,103,960,535.87
Original Pool Balance							                                  2,136,187,667.91
Pool Factor                                                 							51.6790052%

Portfolio Balances and Pool Factors			        		Beginning             	End
                                          						of Period	          of Period
                                                ------------------------------
     	Class A-1 Note Balance					                   -                   -
     	Class A-1 Pool Factor	                   		0.0000000	          0.0000000
     	Class A-2 Note Balance					          357,164,021.32 	    300,724,867.96
     	Class A-2 Pool Factor	                    	0.4800592	          0.4042001
     	Class A-3 Note Balance					          457,323,000.00     	457,323,000.00
     	Class A-3 Pool Factor			                 		1.0000000	          1.0000000
     	Class A-4 Note Balance					          175,000,000.00 	    175,000,000.00
     	Class A-4 Pool Factor				                 	1.0000000	          1.0000000
     	Class B-1 Certificate Balance					    96,129,000.00       96,129,000.00
     	Class B-1 Pool Factor			                 		1.0000000	          1.0000000
     	Class B-2 Certificate Balance					    74,783,667.91       74,783,667.91
     	Class B-2 Pool Factor				                 	1.0000000	          1.0000000

     	Weighted Average Coupon				                                		10.3585000%
     	Weighted Average Original Term		                                				60.8
     	Weighted Average Remaining Term			                               			36.3


Collections

Interest:
     	Collections and Liquidation Proceeds allocable to
        interest		                                             		10,821,592.40
     	Recoveries					                         	                     247,636.82
     	Purchase Amount allocable to Interest		                         				0.00
                                                             -----------------
         	Total Interest Collections					                        11,069,229.22
	     Advances for the related Distribution Date						            1,366,298.05
     	Less:  Outstanding Advances to be reimbursed						          2,134,478.05
                                                              ----------------
           		Available Interest            					                 10,301,049.22

Principal:
     	Collections and Liquidation Proceeds allocable to
        Principal (for the Collection Period)	  		               56,295,599.62
     	Purchase Amount allocable to Principal  (for the
        Collection Period)		                                          				0.00
     	Collections allocable to Principal received up to and
        including the Second Business Day immediately
        preceding the Current Determination Date		            				6,790,717.09
       		Less:  Prior Month Collections allocable to
           Principal up to and including the Second Business
           Day immediately preceding the Current Determination
           Date	                                              				8,543,898.95
                                                             -----------------
        	Available Principal                					                54,542,417.76

		       Available Funds			                     		               64,843,466.98
Regular Principal (equals Available Principal plus Realized
  Losses)			                                 				                56,439,153.36

Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted Receivables				  109,418.01
Servicing Fee (inc. unpaid amount from prior periods)						        	974,119.66
Noteholder Amounts
     	Class A-1 Monthly Interest			                                    			0.00
     	Class A-1 Interest Carryover Shortfall			                        			0.00
                                                              ----------------
         		Total                                                     					0.00

     	Class A-2 Monthly Interest			                            			1,823,024.69
     	Class A-2 Interest Carryover Shortfall			                        			0.00
                                                              ----------------
         		Total 			                                            		1,823,024.69

     	Class A-3 Monthly Interest	                            					2,429,528.44
     	Class A-3 Interest Carryover Shortfall                        						0.00
                                                             -----------------
         		Total				                                             	2,429,528.44

     	Class A-4 Monthly Interest				                              		966,145.83
     	Class A-4 Interest Carryover Shortfall				                        		0.00
                                                             -----------------
          	Total		                                               			966,145.83

         		Total Accrued Note Interest			                       		5,218,698.96

     	Class A-1 Monthly Principal                                   						0.00
     	Class A-1 Principal Carryover Shortfall		                       				0.00
                                                             -----------------
          	Total		                                                     			0.00

     	Class A-2 Monthly Principal		                          				56,439,153.36
     	Class A-2 Principal Carryover Shortfall 		                      				0.00
                                                             -----------------
          	Total				                                            	56,439,153.36

     	Class A-3 Monthly Principal				                                   		0.00
     	Class A-3 Principal Carryover Shortfall                       						0.00
                                                             -----------------
         		Total		                                                     			0.00

     	Class A-4 Monthly Principal	                                   					0.00
     	Class A-4 Principal Carryover Shortfall			                       			0.00
                                                             -----------------
         		Total		                                                     			0.00

         		Total Noteholders' Principal Payment Amount					      56,439,153.36

Certificateholder Amounts
     	Class B-1 Monthly Interest		                              				540,725.63
     	Class B-1 Interest Carryover Shortfall		                        				0.00
                                                             -----------------
         		Total		                                               			540,725.63

     	Class B-2 Monthly Interest			                              			428,448.10
     	Class B-2 Interest Carryover Shortfall					                        	0.00
                                                             -----------------
         		Total			                                               		428,448.10

         		Total Accrued Certificate Interest                  					969,173.73

     	Class B-1 Monthly Principal		                                   				0.00
     	Class B-1 Principal Carryover Shortfall 				                      		0.00
                                                             -----------------
         		Total			                                                     		0.00

      Class B-2 Monthly Principal		                                   				0.00
     	Class B-2 Principal Carryover Shortfall 			                      			0.00
                                                             -----------------
         		Total				                                                     	0.00

         		Total Certificateholders' Principal Distribution Amount				   	0.00

Total required distributable amount					                       		63,710,563.72
Less: Total Available Funds				                               			64,843,466.98
                                                             -----------------
Net Available Funds   (Shortfall) Excess						                   	1,132,903.26
Withdrawal from Reserve Account (If Shortfall)						                     	0.00
Deposit to Reserve Account (If Excess)						                      1,132,903.26


Distributions
Deposit to the Collection Account
     Available Interest			                                    			10,301,049.22
    	Available Principal					                                   	54,542,417.76
    	Withdrawal from Reserve Account			                                			0.00
    	Less:  Amounts to be withheld by Servicer
        		  a)  Reimbursement of Outstanding Advances on
                Defaulted Receivables	                          				109,418.01
        		  b)  Servicing Fee	                                  				974,119.66
                                                             -----------------
     	Net Deposit to Collection Account			                    			63,759,929.31

Deposit to Note Payment Account
     	Class A-1 Interest Distribution					                               	0.00
     	Class A-2 Interest Distribution		                       				1,823,024.69
     	Class A-3 Interest Distribution 			                      			2,429,528.44
     	Class A-4 Interest Distribution					                         	966,145.83
     	Class A-1 Principal Distribution		                              				0.00
     	Class A-2 Principal Distribution			                     			56,439,153.36
     	Class A-3 Principal Distribution			                              			0.00
     	Class A-4 Principal Distribution	                              					0.00
                                                             -----------------
         		Total Deposit to Note Payment Account				            	61,657,852.32

Deposit to Certificate Distribution Account
     	Class B-1 Interest Distribution                         						540,725.63
     	Class B-2 Interest Distribution 				                        		428,448.10
     	Class B-1 Principal Distribution 				                             		0.00
     	Class B-2 Principal Distribution                              						0.00
                                                             -----------------
          	Total Deposit to Certificate Distribution Account				   	969,173.73

Deposit to Reserve Account 				                                			1,132,903.26


Specified Reserve Account Balance
Greater of:
	 (i) Sum of:
   		(a) Percentage applicable times			                	7.00%
		       Pool Balance as of the last day of
         the prior Collection Period less
         Principal collected up and including
         the second Business Day preceding
         the most recent Determination Date		1,103,960,535.87   	77,277,237.51
         and,					                           ----------------
   		(b) Specified Interest Reserve Amount
         (Three months interest		                              			2,907,521.17
                                                             -----------------
         on the Certificates if Notes are Outstanding)			      		80,184,758.68
		       and
 	(ii) Lesser of:
	   	(a) $26,702,346.	                                       				26,702,346.00
		       and
   		(b) Aggregate outstanding Note Principal Balance and
 		      Aggregate sum of Certificate Balances				           	1,103,960,535.87

  	Specified Reserve Account Balance		                       				80,184,758.68

Reserve Account Reconciliation
    	 Beginning Balance  (Initial Balance is 2.5% of Original
       Pool Balance) 	                                      					52,667,997.93
    	 Deposit from Available Interest and Available Principal					1,132,903.26
    	 Investment Earnings						                                     217,157.42
    	 Less:
        		Accrued and unpaid Servicing Fees		                          			0.00
        		Amounts to be distributed to Securityholders'			              		0.00
                                                             -----------------
    	 Balance			                                              			54,018,058.61
    	 Less: Withdrawal by holder of Contingent Payment Right
           of Excess of Reserve Account Balance Over
           Specified Reserve Account Balance			                        			0.00
                                                               ---------------
     	Ending Balance		                                       				54,018,058.61


     	Interest Reserve Amount		                               				2,907,521.17
     	Available Reserve Amount				                             		51,110,537.44




Instructions to the Trustee

     	Amount to be deposited from the Collection Account
        into the Note Payment Account                       					61,657,852.32

      Amount to be deposited from the Collection Account
        into the Certificate Distribution Account		             				969,173.73

     	Amount to be deposited from the Collection Account
        into the Reserve Account                            						1,132,903.26

     	Amount to be deposited from the Reserve Account to the
        account of the holder of the Contingent Payment Right			       			0.00

     	Amount to be deposited from the Reserve Account into the
        Collection Account                                          						0.00

Net Loss and Delinquency Activity

Realized Losses							                                            1,896,735.60
Net Loss Ratio (annualized)
     	For the current Collection Period			                            			1.74%
     	For the preceding Collection Period				                          		1.97%
     	For the second preceding Collection Period				                   		1.26%
                                                             -----------------
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)			                                				1.66%

Delinquency Analysis
				                                         		Number of	           Principal
                                          			 		 Loans	              Balance
                                               ---------            ---------
      30 to 59 days past due                					2823	           27,740,772.75
  	   60 to 89 days past due 		                			552            	5,456,765.19
  	   90 or more days past due 			              		515            	5,468,643.96
                                            ----------------------------------
        		Total		                              		3890           	38,666,181.90

Collateral Repossessed and Held by the Trust
  (included in above Delinquency Amounts)	   					392	            4,097,576.46


Delinquency Ratio including Repossessions
     	For the current Collection Period	                            					0.98%
     	For the preceding Collection Period			                          			0.94%
     	For the second preceding Collection Period		                   				0.90%
                                                             -----------------
Average Delinquency Ratio (Specified Reserve Account Balance
  increases if greater than 1.25%)  			                              				0.94%

Loss and Delinquency Trigger Indicator				                              			YES

Equity Percentage		                                                					20.37%

Repurchased Receivables	                                            						0.00
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